EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fuego Entertainment, Inc. (the "Company") on Form 10-KSB for the fiscal year ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugo M. Cancio, in my capacity as Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COMPANY NAME CORPORATION

Date: September 15, 2006	By:	/s/ Hugo M. Cancio
Hugo M. Cancio Principal Accounting Officer